SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carry forwards	$ 3,901,771	$ 3,314,633
Stock based compensation	2,204,432	1,956,967
Other	733,411	700,621
Total	6,839,614	5,972,221
Less: valuation allowance	(6,839,614)	(5,972,221)
Net deferred tax assets